Exhibit 10.1(g)

SIXTH AMENDMENT

THIS SIXTH AMENDMENT (this “Amendment”) dated as of January 12, 2007 to the Credit Agreement referenced below is by and among Advance America, Cash Advance Centers, Inc., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, a revolving credit facility has been extended to the Borrower pursuant to the Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of July 16, 2004 among the Borrower, the Guarantors, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Amendments to the Credit Agreement. The Credit Agreement is amended in the following respects:

2.1         The following definitions are added to Section 1.1:

“Applicable Amount” means, on any date, an amount equal to (a) $40 million less (b) the cash consideration (including any Indebtedness assumed) paid by the Borrower and its Subsidiaries in respect of all Acquisitions (excluding acquisitions consented to in writing by the Required Lenders) after the Closing Date to and including such date less (c) the aggregate outstanding amount of Foreign Subsidiary Investments as of such date.

“MoneyGram” means MoneyGram Payment Systems, Inc. and its successors and assigns.

“MoneyGram Funds” means all proceeds of all MoneyGram Transactions, including, but not limited to, consumer fees, face amounts of money orders, money transfer checks, principal amounts of bill payments, money transfers and reloads to existing MoneyGram pre-paid cards, in each case collected by the Borrower or any Subsidiary as agent for MoneyGram.

“MoneyGram Transactions” means the sale by the Borrower or any Subsidiary, as agent for MoneyGram, of Services.

“Services” means and shall be limited to providing MoneyGram money orders, MoneyGram cash transfers (send and receive), reloads to existing MoneyGram pre-paid cards and MoneyGram’s “Express Pay” service.

2.2   In the definition of “Permitted Investments” in Section 1.1, clause (j) is renumbered clause (k) and a new clause (j) is inserted to read as follows:

(j)     Investments by members of the Consolidated Group in and to Foreign Subsidiaries (“Foreign Subsidiary Investments”) so long as, after taking into account any such Investment, the Applicable Amount is equal to or greater than $0;

2.3   In the definition of “Permitted Liens” in Section 1.1, the “and” at the end of clause (n) is deleted, the period at the end of clause (o) is amended to read “; and” and a new clause (p) is added to read as follows:

(p)   Liens in favor of MoneyGram in the MoneyGram Funds.

2.4   In Section 7.11, clause (b) is amended to read as follows:

(b)   At any time any Person becomes a Foreign Subsidiary, to the extent permitted under applicable law, within 30 days thereof, deliver stock certificates and related pledge agreements or pledge joinder agreements evidencing the pledge of 65% (or such greater percentage that, due to a change in an applicable law after the date hereof, (1) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent and (2) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary directly owned by any Credit Party to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent to secure the Obligations, together with opinions of counsel and any filings and deliveries necessary or appropriate, as determined by the Administrative Agent in its reasonable discretion, in connection therewith to perfect the security interests therein, all in form and substance reasonably satisfactory to the Administrative Agent.

2.5   Section 8.4(a) is amended to read as follows:

(a)    after taking into account such Acquisition, the Applicable Amount is equal to or greater than $0;

2.6   Section 8.10 of the Credit Agreement is amended to read as follows:

8.10 [Reserved.]

2.7   Section 8.11 of the Credit Agreement is amended to read as follows:

8.11 [Reserved.]

3.   Consent to Entering into MoneyGram Transactions.   Notwithstanding anything in the first sentence of Section 7.5 of the Credit Agreement to the contrary, the Required Lenders consent to the Credit Parties entering into MoneyGram Transactions.

4.   Amendment to the Security Agreement.   In the penultimate paragraph of Section 2 of the Security Agreement, the phrase “and (ii)” is is amended to read “, (ii)” and the phrase “and (iii) the MoneyGram Funds” is added at the end of such paragraph.

5.   Release of Liens.   The Required Lenders hereby authorize the Administrative Agent to, and the Administrative Agent hereby does, release from the Liens granted by the Credit Parties to the Administrative Agent in the Security Agreement any and all MoneyGram Funds.

6.   Conditions Precedent.   This Amendment shall be effective as of the date hereof upon execution of this Amendment by the Credit Parties and the Required Lenders.

7.   Reaffirmation of Representations and Warranties.   The Borrower and each Guarantor represents and warrants that, after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

8.   Reaffirmation of Guaranty.   Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Credit Documents.

9.   Reaffirmation of Security Interests.   The Borrower and each Guarantor (i) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting (except for the Liens expressly released in Section 4 above) and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens (except for the Liens expressly released in Section 4 above) granted in or pursuant to the Credit Documents.

10.   No Other Changes.   Except as modified hereby, all of the terms and provisions of the Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

11.   Counterparts; Facsimile Delivery.   This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as an original.

12.   Governing Law.   This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Sixth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC., a Delaware corporation

By:	/s/ KENNETH E. COMPTON
Name: Kenneth E. Compton
Title: Chief Executive Officer and President

GUARANTORS:

AARC, INC., a Delaware corporation

By:	/s/ MONICA L. ALLIE
Name: Monica L. Allie
Title: President

ADVANCE AMERICA SERVICING OF ARKANSAS, INC., a Delaware corporation

ADVANCE AMERICA SERVICING OF INDIANA, INC., a Delaware corporation

ADVANCE AMERICA LEASING SERVICES, INC., a Delaware corporation

AAIC, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALABAMA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALASKA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARIZONA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARKANSAS, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF CALIFORNIA, LLC, a Delaware limited liability company

ADVANCE AMERICA, CASH ADVANCE CENTERS OF COLORADO, LLC, a Delaware limited liability company

ADVANCE AMERICA, CASH ADVANCE CENTERS OF CONNECTICUT, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF DELAWARE, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF DISTRICT OF COLUMBIA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF FLORIDA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF GEORGIA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF HAWAII, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF IDAHO, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF ILLINOIS, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF INDIANA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF IOWA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF KANSAS, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF KENTUCKY, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF LOUISIANA, LLC, a Delaware limited liability company

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MAINE, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MARYLAND, INC., a Delaware corporation

By:	/s/ KENNETH E. COMPTON
Name: Kenneth E. Compton
Title: Chief Executive Officer and President

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MASSACHUSETTS, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MICHIGAN, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MINNESOTA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSISSIPPI, LLC, a Delaware limited liability company

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSOURI, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MONTANA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEBRASKA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEVADA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW HAMPSHIRE, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW JERSEY, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW MEXICO, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW YORK, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH CAROLINA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH DAKOTA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF OHIO, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF OKLAHOMA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF OREGON, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF PENNSYLVANIA, LLC, a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF RHODE ISLAND, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH CAROLINA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH DAKOTA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF TENNESSEE, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF TEXAS, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF UTAH, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS-OF VERMONT, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF VIRGINIA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF WASHINGTON, LLC, a Delaware limited liability company

ADVANCE AMERICA, CASH ADVANCE CENTERS OF WEST VIRGINIA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF WISCONSIN, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF WYOMING, INC., a Delaware corporation

ADVANCE AMERICA SERVICING OF GEORGIA, INC., a Delaware corporation

MCKENZIE CHECK ADVANCE OF ALABAMA, L.L.C., a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF ARKANSAS, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF COLORADO, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF INDIANA, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF IOWA, L.L.C., a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF KANSAS, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF MISSISSIPPI, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF NEBRASKA, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF NEW JERSEY, L.L.C., a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF OHIO, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF OREGON, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF WASHINGTON, L.L.C., a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF WISCONSIN, LLC, a Tennessee limited liability company

NCA OF MISSOURI, INC., a Delaware corporation

NCAS OF DELAWARE, LLC, a Delaware limited liability company

NCAS OF NEW JERSEY, LLC, a Delaware limited liability company

By:	/s/ KENNETH E. COMPTON
Name: Kenneth E. Compton
Title: Chief Executive Officer and President

AA CHALLENGER, LLC, a Delaware limited liability company

AA AIR, LLC, a Delaware limited liability company

ADVANCE AMERICA MONEY.COM, INC., a Delaware corporation

ACSO OF MICHIGAN, INC., a Delaware corporation

By:	/s/ KENNETH E. COMPTON
Name: Kenneth E. Compton
Title: Chief Executive Officer and President

ACSO OF TEXAS, L.P.,
a Texas limited partnership
ADVANCE AMERICA SERVICING OF TEXAS, L.P.,
a Texas limited partnership

By:        ADVANCE AMERICA, CASH ADVANCE CENTERS OF TEXAS, INC.,
a Delaware corporation and its general partner

By:	/s/ KENNETH E. COMPTON
Name: Kenneth E. Compton
Title: Chief Executive Officer and President

W.P.S. SYSTEMS, LTD. OF NEW ENGLAND,
a Rhode Island corporation

By:        ADVANCE AMERICA, CASH ADVANCE CENTERS OF RHODE ISLAND, INC.,
 a Delaware corporation

By:	/s/ KENNETH E. COMPTON
Name: Kenneth E. Compton
Title: Chief Executive Officer and President

NCA OF LOUISIANA, LLC, a Delaware limited liability company

By:	/s/ KENNETH E. COMPTON
Name: Kenneth E. Compton
Title: Chief Executive Officer and President

ADMINISTRATIVE	BANK OF AMERICA, N.A., as Administrative Agent
AGENT:
	By:	/s/ MICHAEL BRASHIER
Name: Michael Brashier
Title: Vice President
BANK OF AMERICA, N.A., as a Lender
LENDERS:	By:	/s/ SCOTT K. MITCHELL
Name: Scott K. Mitchell
Title: Senior Vice President
WACHOVIA BANK, NATIONAL ASSOCIATION
	By:	/s/ DAVID S. SAMPSON
Name: David S. Sampson
Title: Senior Vice President
U.S. BANK NATIONAL ASSOCIATION
	By:	/s/ JULI K. VAN HOOK
Name: Juli K. Van Hook
Title: Vice President
WELLS FARGO BANK, N.A.
	By:	/s/ KEVIN DOWDLE
Name: Kevin Dowdle
Title: Vice President
NATIONAL CITY BANK
	By:	/s/ MICHAEL J. DURBIN
Name: Michael J. Durbin
Title: Senior Vice President
NATIONAL CITY BANK OF PENNSYLVANIA
By:
Name:
Title:

NATIONAL BANK OF SOUTH CAROLINA
By:	/s/ LAM B. BRITTON
Name: Lam B. Britton
Title: Senior Vice President
CAROLINA FIRST BANK
By:	/s/ CHARLES D. CHAMBERLAIN
Name: Charles D. Chamberlain
Title: Executive Vice President
FIRST TENNESSEE BANK NATIONAL ASSOCIATION
By:	/s/ C. REID HARDEN
Name: C. Reid Harden
Title: Vice President
BRANCH BANKING AND TRUST COMPANY
By:	/s/ STAN PARKER
Name: Stan Parker
Title: Senior Vice President
TEXAS CAPITAL BANK, NA
By:	/s/ RUSSELL HARTSFIELD
Name: Russell Hartsfield
Title: Executive Vice President